Exhibit 10.1

AGREEMENT

                    This Agreement (this “Agreement”) dated as of May 28, 2004 is entered into by and between The Princeton Review, Inc., a corporation organized under the laws of Delaware (together with its successors, the “Company”), and Fletcher International, Ltd., a company organized under the laws of Bermuda (together with its successors, “Fletcher”).

                    The parties hereto agree as follows:

                    1.  Purchase and Sale.  In consideration of and upon the basis of the representations, warranties and agreements, and subject to the terms and conditions, set forth in this Agreement:

                    (a)     Fletcher agrees to purchase from the Company for an aggregate purchase price of ten million dollars ($10,000,000), and the Company agrees to sell to Fletcher on the Initial Closing Date (as defined below), in accordance with Section 2 below, (i) ten thousand (10,000) shares (the “Initial Preferred Shares”) of the Company’s Series B-1 Cumulative Convertible Preferred Stock (the “Series B-1 Preferred Stock”), having the terms and conditions set forth in the Certificate of Designation attached hereto as Annex A (the “Series B-1 Certificate”), and (ii) the Fletcher Rights as provided in Section 1(b) hereof.  Fletcher shall have the right to convert the Initial Preferred Shares into, or to redeem the Initial Preferred Shares for, shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), in the manner, and subject to the terms and conditions specified in this Agreement and the Series B-1 Certificate.

                    (b)     The Company hereby grants Fletcher rights (the “Fletcher Rights”) to purchase from the Company from time to time, in whole or in part, up to an aggregate of twenty thousand (20,000) shares of additional series of the Company’s preferred stock (e.g., Series B-2 Cumulative Convertible Preferred Stock, Series B-3 Cumulative Convertible Preferred Stock, etc.) having, except as set forth below, similar terms, conditions, rights, preferences and privileges as the Series B-1 Preferred Stock (such shares shall collectively be referred to as the “Additional Preferred Shares” and together with the Initial Preferred Shares, the “Series B Preferred Shares”), at a price of one thousand dollars ($1,000) per share for an aggregate purchase price of twenty million dollars ($20,000,000) (subject to the adjustments set forth in this Agreement, the “Aggregate Additional Investment”), in the manner, and subject to the terms and conditions, specified in this Agreement.  Fletcher shall have the right to convert the Additional Preferred Shares into shares of Common Stock, in the manner, and subject to the terms and conditions specified in this Agreement and in a certificate of designation for each such series of Additional Preferred Shares (each, a “Subsequent Certificate” and, collectively, the “Subsequent Certificates”).  Each Subsequent Certificate shall have the same terms and conditions as the Series B-1 Certificate, except that (i) the Conversion Price shall equal the greater of (A) eleven dollars ($11.00), or (B) one hundred twenty percent (120%) of the Prevailing Price (as defined therein), calculated as of the delivery date of the corresponding Fletcher Notice (as defined below), subject to adjustment pursuant to this Agreement; (ii) the number of Additional Preferred Shares issued pursuant to each Subsequent Certificate may differ from the number of shares of Series B-1 Preferred Stock; and (iii) the date upon which the Company may deliver a Company Redemption Notice (as defined in the Series B-1 Certificate or Subsequent Certificate) shall be at any time on or after the fifth anniversary of the Subsequent Closing Date (as defined below).

                    (c)     To exercise the Fletcher Rights, Fletcher shall deliver one or more written notices substantially in the form attached hereto as Annex B (a “Fletcher Notice”) to the Company from time to time during the period commencing on July 1, 2005 and ending no later than the date that is twenty-four months after the later of (i) the date on which the Required Registration Statement (as defined herein) is declared effective, or (ii) July 1, 2005, in each case subject to adjustment as set forth in this Agreement (such period, the “Fletcher Rights Period”); provided, however, that the Fletcher Rights shall become exercisable and the Fletcher Rights Period shall commence immediately upon any Business Combination (as defined in the Series B-1 Certificate or Subsequent Certificate), Liquidation (as defined in the Series B-1 Certificate or Subsequent Certificate), or any public announcement thereof, provided, further, that Fletcher may not purchase fewer than five thousand (5,000) Additional Preferred Shares pursuant to any Fletcher Notice, unless fewer than five thousand (5,000) Additional Preferred Shares remain issuable upon exercise of the Fletcher Rights, or unless the Company and Fletcher mutually agree to a lesser amount.

                    (d)     The Company grants Fletcher the rights to redeem all or part of the Series B Preferred Shares (including any accrued and unpaid dividends), pursuant to the terms and conditions set forth in this Agreement and the Series B-1 Certificate or the Subsequent Certificate of the applicable series, as the case may be, upon delivery of a notice of redemption (a “Holder Redemption Notice”) in the form attached hereto as Annex C.  Subject to the terms set forth in the Series B-1 Certificate or Subsequent Certificate of the applicable series, as the case may be, the Company will satisfy its redemption obligations by delivering to Fletcher shares of Registered Common Stock (as defined in the Series B-1 Certificate or Subsequent Certificate) or, subsequent to the delivery by the Company of a Company Cash Election Notice in the form attached hereto as Annex E, cash (the amount of which shall be determined pursuant to the terms and conditions set forth in the Series B-1 Certificate or Subsequent Certificate of the applicable series, as the case may be).

                    (e)     As used herein, the term “Agreement Date Price” means seven dollars and twelve and sixty-eight hundredths cents ($7.1268); the term “Conversion Price” means, with respect to a series of Series B Preferred Shares, the Conversion Price as defined in the Series B-1 Certificate or Subsequent Certificate governing such series of Series B Preferred Shares; the term “Common Shares” means the Redemption Common Stock and shares issuable upon conversion of or as dividends under the Series B Preferred Shares, and all other Common Stock issuable under the Series B-1 Certificate, Subsequent Certificates or this Agreement; the term “Investment Securities” means the Series B Preferred Shares and all Common Shares; the term “Business Day” means any day on which the Common Stock may be traded on the Nasdaq or, if not admitted for trading on the Nasdaq, on any day other than a Saturday, Sunday or holiday on which banks in New York City are required or permitted to be closed; and the term “Nasdaq” means the Nasdaq National Market, but if the Nasdaq National Market is not then the principal U.S. trading market for the Common Stock, or such other applicable common stock, then “Nasdaq” shall be deemed to mean the principal U.S. national securities exchange (as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) on which the Common Stock, or such other applicable common stock, is then traded, or if such Common Stock, or such other applicable common stock, is not then listed or admitted to trading on any national securities exchange but is designated as a Nasdaq SmallCap Market Security by the National Association of Securities Dealers, Inc. (“NASD”), then the Nasdaq SmallCap Market, or if such Common Stock, or such other applicable common stock, is not listed or quoted on any of the foregoing, then the OTC Bulletin Board.

          2.  Initial Closing.  The closing (the “Initial Closing”) of the sale of the Initial Preferred Shares shall occur on June 4, 2004, or at such other date and time as Fletcher and the Company shall mutually agree (such date, the “Initial Closing Date”).

                    (b)     The Initial Closing shall take place initially via facsimile on the Initial Closing Date in the manner set forth below; provided that original certificates representing shares of Series B-1 Preferred Stock shall be delivered via Federal Express or another reputable overnight carrier to Fletcher as Fletcher instructs in writing.  At the Initial Closing, the following deliveries shall be made:

                    (i)          Series B-1 Preferred Stock.  The Company shall deliver to Fletcher ten (10) stock certificates, each representing one thousand (1,000) shares of Series B-1 Preferred Stock, duly executed by the Company in definitive form and duly registered on the books of the Company in the name of “Fletcher International, Ltd.” or, if otherwise instructed by Fletcher, of Fletcher or any of its affiliates, pledgees or assignees.

                    (ii)         Purchase Price.  Fletcher shall cause to be wire transferred to the Company, in accordance with the instructions set forth on Schedule 20(b) hereto, the aggregate purchase price of ten million dollars ($10,000,000) in immediately available United States funds.

(iii) Closing Documents. The closing documents required by Sections 14 and 15 shall be delivered to Fletcher and the Company, respectively.

(iv) Delivery Notice. An executed copy of the delivery notice in the form attached hereto as Annex F shall be delivered to Fletcher.

The deliveries specified in this Section 2(b) shall be deemed to occur simultaneously as part of a single transaction, and no delivery shall be deemed to have been made until all such deliveries have been made.

3. Subsequent Closing. Upon satisfaction or, if applicable, waiver of the relevant conditions set forth in Sections 14 and 15 hereof, the closing of each exercise of

Fletcher Rights (each, a “Subsequent Closing”) shall take place on the date that is two (2) Business Days after and excluding the delivery date of the Fletcher Notice (or, if earlier, immediately before the consummation of any Business Combination (as defined in the Series B-1 Certificate)), or at such other date and time as Fletcher and the Company shall mutually agree (such date and time being referred to herein as the “Subsequent Closing Date,” and together with the Initial Closing Date, each a “Closing Date”).

                    (b)     Each Subsequent Closing shall take place initially via facsimile on the Subsequent Closing Date in the manner set forth below; provided that original certificates representing Additional Preferred Shares shall be delivered via Federal Express or another reputable overnight carrier to Fletcher as Fletcher instructs in writing.  At each Subsequent Closing, the following deliveries shall be made:

                    (i)          Additional Preferred Shares.  The Company shall issue and deliver to Fletcher stock certificates, each representing one thousand (1,000) Additional Preferred Shares (except that to the extent the number of Additional Preferred Shares to be delivered is not evenly divisible by one thousand (1,000), in which case, one (1) stock certificate shall represent the remaining shares), duly executed by the Company, and shall register such shares in the stockholder register of the Company.

                    (ii)         Purchase Price.  Fletcher shall cause to be wire transferred to the Company, in accordance with the instructions set forth on Schedule 20(b), one thousand dollars ($1,000) per Additional Preferred Share, in the aggregate the “Additional Issuance Price” as specified in the applicable Fletcher Notice (the “Additional Issuance Price”) payable on such Subsequent Closing Date, in immediately available United States dollars.

(iii) Closing Documents. The closing documents required by Sections 14 and 15 shall be delivered to Fletcher and the Company, respectively.

(iv) Delivery Notice. An executed copy of the delivery notice in the form attached hereto as Annex G shall be delivered to Fletcher.

The deliveries specified in this Section 3(b) shall be deemed to occur simultaneously as part of a single transaction, and no delivery shall be deemed to have been made until all such deliveries have been made.

                    4.  Representations and Warranties of the Company.  The Company hereby represents and warrants to Fletcher, as of the date hereof and on the Initial Closing Date and on each Subsequent Closing Date, as follows:

                    (a)     Organization; Subsidiaries.  Each of the Company and its subsidiaries has been duly organized and is validly existing in good standing under the jurisdiction of its formation and is duly qualified and in good standing as a foreign entity in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification required, except for those jurisdictions in which failure to be so qualified would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on (A) the business affairs, financial condition, assets, results of operations or prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, or (B) the transactions contemplated by, or the Company’s ability to perform under, this Agreement, the Series B-1 Certificate or any Subsequent Certificate (a “Material Adverse Effect”).  The Company has no subsidiaries other than: Princeton Review Management, L.L.C., a Delaware limited liability company, Princeton Review Operations, L.L.C., a Delaware limited liability company, Princeton Review Products, L.L.C., a Delaware limited liability company, Princeton Review Publishing, L.L.C., a Delaware limited liability company, The Princeton Review Canada, Inc., an Ontario corporation, and Princeton Review Carolinas, L.L.C., a Delaware limited liability company.

                    (b)     Corporate Power and Authority.  The Company has full corporate power and authority necessary to (i) execute and deliver this Agreement, (ii) perform its obligations hereunder and under the Series B-1 Certificate and Subsequent Certificates (including, without limitation, the sale, issuance and delivery of the Investment Securities), (iii) own and operate its properties and assets and (iv) carry on its business as presently conducted and as proposed to be conducted.

                    (c)     Authorization.  The execution, delivery and performance of this Agreement and the Series B-1 Certificate and Subsequent Certificates (including, without limitation, the sale, issuance and delivery of the Investment Securities) have been duly authorized by all requisite corporate action and no further consent or authorization of the Company, its Board of Directors or its stockholders is required.

                    (d)     Execution; Binding Agreement.  This Agreement has been duly executed and delivered by the Company and, when this Agreement is duly authorized, executed and delivered by Fletcher, will be a valid and binding agreement enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.

                    (e)     Non-contravention.  Neither the execution and delivery by the Company of this Agreement nor the performance by the Company of any of its obligations hereunder and under the Series B-1 Certificate or the Subsequent Certificates, nor compliance with the terms and provisions hereof or thereof, nor the consummation of the transactions contemplated herein and therein:

                    (i)          violates, conflicts with, results in a breach of, or constitutes a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) or creates any rights in respect of any person under (A) the certificate of incorporation or bylaws of the Company or the certificates of formation, operating agreements, certificates of incorporation or bylaws of its subsidiaries, (B) any decree, judgment, order, law, treaty, rule, regulation or determination of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, (C) the terms of any bond, debenture, indenture, credit agreement, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, lease, mortgage, deed of trust or other instrument to which the Company or any of its subsidiaries is a party, by which the Company or any of its subsidiaries is bound, or to which any of the properties or assets of the Company or any of its subsidiaries is subject, (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company or any of its subsidiaries is a party, (E) any rule or regulation of the NASD or the Nasdaq or any rule or regulation of the markets where the Company’s securities are publicly traded or quoted applicable to the Company or the transactions contemplated hereby, or (F) the Investor Rights Agreement, dated April 18, 2000, among the Company and certain of its stockholders; or

(ii) results in the creation or imposition of any lien, charge or encumbrance upon any Investment Securities or any of the properties or assets of the Company or any of its subsidiaries.

                    (f)     Required Consents; Permits.  No consent, approval, license, authorization, validation or order of, or filing, recording or registration with, or exemption by, any court, governmental agency or other body or authority, or any subdivision thereof, is required (i) to authorize or as a condition to execution and delivery by the Company of this Agreement or, subject to registration of the Common Shares as contemplated by Section 5 hereof and compliance with blue sky laws and regulations relating thereto and compliance with Nasdaq listing requirements with respect to the issuance of the Common Shares, the performance by the Company of any of its obligations hereunder and under the Series B-1 Certificate or Subsequent Certificates or (ii) that would affect the legality, validity, binding effect or enforceability of this Agreement, other than such as may already have been received.  The Company and its subsidiaries have all necessary franchises, licenses, certificates, permits, and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and each of its subsidiaries as presently conducted, except where the failure to possess such franchises, licenses, certificates, permits and other authorizations could not reasonably be expected to have a Material Adverse Effect.

                    (g)     Capitalization.  As of the date hereof, the authorized capital stock of the Company consisted of 100,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, $.01 par value per share ( the “Preferred Stock”), and no other capital stock.  As of May 26, 2004, (i) 27,442,269 shares of Common Stock and no shares of Preferred Stock were issued and outstanding, (ii)  2,975,592 shares of Common Stock were reserved and subject to issuance upon the exercise of outstanding stock options, warrants or other convertible rights, (iii) no shares of Common Stock were held in the treasury of the Company and (iv) up to 801,603 additional shares of Common Stock may be issued under the Company’s 2000 Stock Incentive Plan (the “Benefit Plan”).  All of the outstanding shares of Common Stock are, and all shares of capital stock which may be issued pursuant to stock options, warrants or other convertible rights will be, when issued and paid for in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and non-assessable, free of any preemptive rights in respect thereof and issued in compliance with all applicable state and federal laws concerning the issuance of securities.  As of the date hereof, except as set forth above or on Schedule 4(g) attached hereto, and except for shares of Common Stock or other securities issued upon conversion, exchange, exercise or purchase associated with the securities, options, warrants, rights and other instruments referenced above, no shares of capital stock or other voting securities of the Company were outstanding, no equity equivalents, interests in the ownership or earnings of the Company or other similar rights were outstanding, and there were no existing options, warrants, calls, subscriptions or other rights or agreements or commitments relating to the capital stock of the Company or any of its subsidiaries or obligating the Company or any of its subsidiaries to issue, transfer, sell or redeem any shares of capital stock, or other equity interest in, the Company or any of its subsidiaries or obligating the Company or any of its subsidiaries to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement or commitment.  Attached hereto as Schedule 4(g)is a complete and correct list as of the date of this Agreement of all outstanding options, warrants, calls, subscriptions and other rights or agreements or commitments relating to the issuance of additional shares of capital stock of the Company and with respect to each a description of the number and class of securities and the exercise price thereof; provided that with respect to options or shares issued or issuable under the Benefit Plan, such schedule shall summarize the total number of shares subject to, the range of exercise prices under and the average exercise prices of such options, warrants, calls, or other rights issued under the Benefit Plan.

                    (h)     Shares Reserved; Issuance of Investment Securities.  As of the date hereof, the Company has validly reserved the Initial Preferred Shares, any Additional Preferred Shares that may be issuable under this Agreement, and that number of shares of Common Stock equal to the Registrable Number (as defined below) (as determined as if the Required Registration Statement were filed as of the date this representation is made).  When issued to Fletcher against payment therefor, each Investment Security:

(i) will have been duly and validly authorized, duly and validly issued, fully paid and non-assessable;

(ii) will be free and clear of any options, pledges, security interests, voting trust or similar arrangements, liens, claims, charges or other encumbrances or restrictions on voting or transfer; and

(iii) will not have been issued or sold in violation of, or be subject to, any preemptive or other similar rights of any person.

                    (i)     Registration and Listing of Common Stock.  The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and the Company satisfies all listing and maintenance criteria of the Nasdaq National Market.  The Company has taken no action that would be likely to, and is aware of no present set of facts or circumstances that would (with the passage of time or the giving of notice or both or neither) cause (i)

the termination of the registration of the Common Stock under the Exchange Act or (ii) the delisting of the Common Stock from the Nasdaq National Market.  All of the Covered Securities (as defined herein) will, when issued, be duly listed and admitted for trading on all of the markets where shares of Common Stock are traded, including the Nasdaq.

                    (j)     SEC Filings.  Since March 28, 2003, the Company has filed in a timely manner all forms, reports or other documents that the Company was required to file under the Securities Act, or under Section 13(a) or 15(d) of the Exchange Act (each an “SEC Filing”).  Since June 19, 2001, each of the Company’s SEC Filings, including the financial statements and schedules of the Company and results of the Company’s operations and cash flow contained therein, complied in all material respects with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) as of their respective filing dates and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.  The Company’s SEC Filings made before and excluding the date hereof fully disclose all material information concerning the Company and its subsidiaries (other than the existence and terms of this Agreement).

                    (k)     Legal Proceedings.  Since March 28, 2003, there has not been any pending, or to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its subsidiaries or any of its affiliates that could cause a Material Adverse Effect, except as disclosed in the Company’s SEC Filings at least three (3) Business Days before the date immediately prior to and excluding the date hereof.

                    (l)     Material Adverse Effect.  Since March 28, 2003, there has not been, and the Company is not aware of, (i) any development or condition that has resulted, or is reasonably likely to result, in a Material Adverse Effect, (ii) any obligation, direct or contingent, incurred by the Company or any of its subsidiaries, which has resulted, or is reasonably likely to result in, a Material Adverse Effect (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any of its subsidiaries which has been sustained which has resulted, or is reasonably likely to result in, a Material Adverse Effect.

                    (m)     Financial Statements.  The consolidated financial statements of the Company and its subsidiaries and the related notes contained in the Company’s SEC Filings have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”), applied on a consistent basis throughout the periods therein specified (except as stated therein), and fairly present the financial position of the Company and its subsidiaries as of the dates indicated and the results of its operations and cash flows for the periods therein specified.

(n) Solvency. The sum of the assets of the Company, both at a fair valuation and at present fair salable value, exceeds its liabilities, including contingent liabilities, and the Company has sufficient capital with which to conduct its business as presently conducted and as proposed to be conducted.  The Company has not incurred debt, and does not intend to incur debt, beyond its ability to pay such debt as it matures.  For purposes of this paragraph, “debt” means any liability on a claim, and “claim” means (x) a right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, or (y) a right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.  With respect to any such contingent liabilities, such liabilities are computed at the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can reasonably be expected to become an actual or matured liability.

                    (o)     Exemption from Registration.  The offer and sale of the Fletcher Rights and the Investment Securities to Fletcher pursuant to this Agreement will, subject to the accuracy of Fletcher’s representations and warranties contained in Section 7 hereof and Fletcher’s compliance with the applicable covenants and agreements contained in Section 12 hereof, be made in accordance with an exemption from the registration requirements of the Securities Act and any applicable state law.  Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Investment Securities to any person so as to preclude the availability of the exemption under Section 4(2) of the Securities Act to cover the sale of such Investment Securities by the Company.

                    (p)     Non-Public Information.  Fletcher has not requested from the Company, and the Company has not furnished to Fletcher, any material non-public information or any confidential information that may constitute material non-public information concerning the Company or any of its subsidiaries.

                    (q)     Equivalent Value.  As of the Initial Closing Date, the consideration that the Company is receiving from Fletcher is equivalent in value to the consideration Fletcher is receiving from the Company pursuant to this Agreement.  As of the Initial Closing Date, under the terms of this Agreement, the Company is receiving fair consideration from Fletcher for the agreements, covenants, representations and warranties made by the Company to Fletcher.

                    (r)     Accountants; Audited Financials.  Ernst & Young LLP, who expressed their opinion with respect to the consolidated financial statements incorporated by reference from the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

                    (s)     Investment Company. Neither the Company nor any of its subsidiaries is an “investment company” or an entity “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

                    (t)     Tax Returns and Payments. Each of the Company and its subsidiaries has filed all federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all material taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith.  The Company and its subsidiaries have each established on its books such charges, accruals and reserves in respect of taxes, assessments, fees and other governmental charges for all fiscal periods as are required by U.S. GAAP.  To the knowledge of the Company, there is no proposed assessment for additional federal, foreign or state taxes of the Company or any of its subsidiaries for any period, or of any basis therefor, which, individually or in the aggregate, taking into account such charges, accruals and reserves in respect thereof as the Company and its subsidiaries have made, could reasonably be expected to have a Material Adverse Effect.

                    (u)     Title to Properties. The Company and each of its subsidiaries has good and marketable title, in the case of real property, and good title (or valid leaseholds, in the case of any leased property), in the case of all other property, to all of its properties and assets; and the interests of the Company and its subsidiaries in the properties reflected in the most recent balance sheet of the Company, taken as a whole, were sufficient, in the judgment of the Company, as of the date of such balance sheet for purposes of the ownership and operation of the businesses conducted by the Company and its subsidiaries.

                    (v)     Lawful Operations. Except for known situations or incidents which are reserved for on the most recent consolidated balance sheet or which, if not so reserved, could not reasonably be expected to have a Material Adverse Effect, the Company and each of its subsidiaries is in full compliance with all requirements imposed by law which are applicable to them, their operations or their properties, whether foreign, federal or state or local.

                    (w)     Intellectual Property. The Company and each of its subsidiaries has obtained or has the right to use all material patents, trademarks, servicemarks, trade names, copyrights, licenses and other rights with respect to the foregoing necessary for the present and planned future conduct of its business, without any known conflict with the rights of others, except for such patents, trademarks, servicemarks, trade names, copyrights, licenses and rights, the loss of which, and such conflicts, which in any such case individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

                    (x)     Disclosure Controls and Procedures.  The Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-14(c) and 15d-14(c) of the Exchange Act); the Company’s “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the Commission thereunder, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

                    (y)     Internal Controls.  Since the date of the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, the Company’s auditors and the audit committee of the board of directors of the Company (or persons fulfilling the equivalent function) have not been advised of (i) any significant deficiencies in the design or operation of internal controls which the Company believes could materially adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.  Since the date of the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, there have been no significant adverse changes in internal controls or in other factors that could significantly affect internal controls.

                    (z)     Sarbanes-Oxley.  The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are in effect and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act not currently in effect upon and at all times after the effectiveness of such provisions.

                    (aa)   Corporate Governance.  The Company is in compliance with all applicable corporate governance requirements of the Nasdaq National Market that are currently in effect and is actively taking steps to ensure that it will be in compliance with other applicable corporate governance requirements of the Nasdaq National Market not currently in effect upon and all times after the effectiveness of such requirements.

                    5.        Registration Provisions.

                    (a)     The Company shall at its own expense and as soon as practicable, but in no event later than June 30, 2004, file a registration statement (the “First Registration Statement”) under the Securities Act covering the resale of 1,711,164 Common Shares issuable under this Agreement (including shares issued or issuable upon conversion or redemption of the Series B Preferred Shares,including any Series B Preferred Shares subject to unexercised Fletcher Rights, as if such Fletcher Rights had been exercised on such date) and shall use its best efforts to cause such First Registration Statement to be declared effective as soon as practicable and in all events no later than August 30, 2004 (or thirty (30) days after such date if the SEC reviews and comments on the First Registration Statement).   The Company shall at its own expense and as soon as practicable, but in no event later than the earlier of (i) two hundred and seventy (270) days after the date of this Agreement and (ii) ten (10) days after and excluding the date on which the Fletcher Rights become exercisable, file a registration statement (the “Second Registration Statement” and, together with the First Registration Statement, the  “Required Registration Statements”) under the Securities Act covering the resale of the number of Common Shares equal to one hundred twenty-five percent (125%) of the total number of Common Shares issuable under this Agreement (including all shares issued or issuable upon conversion or redemption of the Series B Preferred Shares,including any Series B Preferred Shares subject to unexercised Fletcher Rights, as if such Fletcher Rights had been exercised on such date), less any shares then registered under the Initial Registration Statement, and shall use its best efforts to cause such Second Registration Statement to be declared effective as soon as practicable and in all events no later than sixty (60) days after (or ninety (90) days after, if the SEC review and comments on the Second Registration Statement) the earlier of (i) the first anniversary of the date of this Agreement and (ii) ten (10) days after and excluding the date on which the Fletcher Rights become exercisable.   From and after the effective date of the Second Registration Statement, the Company shall promptly file a new Required Registration Statement at any time that the number of Common Shares issued or issuable under this Agreement (including all shares issued or issuable upon conversion or redemption of the Series B Preferred Shares,including any Series B Preferred Shares subject to unexercised Fletcher Rights, as if such Fletcher Rights had been exercised on such date) on an as-converted or, if greater, an as-redeemed basis, as of such date (the “Registrable Number”) exceeds eighty percent (80%) of the number of shares then registered so that the Registrable Number (as determined on such date) of Common Shares shall be registered and freely tradable.  The obligations to file such Required Registration Statements, to have such Required Registration Statements declared effective and to maintain such effectiveness as provided in this Section 5 are referred to herein as the “Registration Requirement.”

(b) Each Common Share is a “Covered Security.” The Company shall provide prompt written notice to Fletcher when any Required Registration Statement has been declared effective by the SEC.

                    (c)     The Company will use its best efforts to: (i) keep the Required Registration Statements effective until the earlier of (A) the later of (1) the second anniversary of the issuance of the last Covered Security that may be issued, or (2) such time as all of the Covered Securities issued or issuable to Fletcher can be sold by Fletcher or any of its affiliates within a three (3)-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 under the Securities Act (“Rule 144”) or (B) the date on which all of the Covered Securities issued or issuable shall have been sold by Fletcher (such later period, the “Registration Period”); (ii) prepare and file with the SEC such amendments and supplements to the Required Registration Statements and the prospectuses used in connection with the Required Registration Statements (as so amended and supplemented from time to time, the “Prospectuses”) as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Covered Securities by Fletcher or any of its affiliates; (iii) furnish such number of Prospectuses and other documents incident thereto, including any amendment of or supplement to such Prospectuses, as Fletcher from time to time may reasonably request; (iv) cause all Covered Securities to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by the Company are then listed or quoted; (v) provide a transfer agent and registrar for all Covered Securities and a CUSIP number for all Covered Securities; (vi) otherwise comply with all applicable rules and regulations of the SEC, the Nasdaq National Market and any other exchange or quotation service on which the Covered Securities are obligated to be listed or quoted under this Agreement; and (vii) file the documents required of the Company and otherwise obtain and maintain requisite blue sky clearance in (A) all jurisdictions in which any of the shares of Common Stock were originally sold and (B) all other states specified in writing by Fletcher, provided, however, that as to this clause (B), the Company shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.  Fletcher shall have the right to approve the description of the selling stockholder, plan of distribution and all other references to Fletcher contained in the Required Registration Statements and Prospectuses.

                    (d)     The Company shall furnish to Fletcher upon request a reasonable number of copies of a supplement to or an amendment of each Prospectus as may be necessary in order to facilitate the public sale or other disposition of all or any of the Covered Securities by Fletcher or any of its affiliates pursuant to the Required Registration Statements.

                    (e)     With a view to making available to Fletcher and its affiliates the benefits of Rule 144 and Form S-3 under the Securities Act, the Company covenants and agrees to:  (i) make and keep available adequate current public information (within the meaning of Rule 144(c)) concerning the Company during the Registration Period; and (ii) furnish to Fletcher upon request, as long as Fletcher owns any Covered Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other information as may be reasonably requested in order to avail Fletcher and its affiliates of Rule 144 or Form S-3 with respect to such Covered Securities.

                    (f)     Notwithstanding anything else in this Section 5, if, at any time during which a Prospectus is required to be delivered in connection with the sale of any Covered Security, the Company determines in good faith and upon advice of counsel that a development has occurred or a condition exists as a result of which any Required Registration Statement or Prospectus contains a material misstatement or omission, or that a material transaction in which the Company is engaged or proposes to engage would require an immediate amendment to any Required Registration Statement, a supplement to such Prospectus, or a filing under the Exchange Act or other public disclosure of material information and the disclosure of such transaction would be premature or injurious to the consummation of the transaction, the Company will immediately notify Fletcher thereof by telephone and in writing.  Upon receipt of such notification, Fletcher and its affiliates will immediately suspend all offers and sales of any Covered Security pursuant to such Required Registration Statement.  In such event, the Company will amend or supplement such Required Registration Statement and Prospectus or make such filings or public disclosures as promptly as practicable and will use its best efforts to take such other steps as may be required to permit sales of all Covered Securities thereunder by Fletcher and its affiliates in accordance with applicable federal and state securities laws.  The Company will promptly notify Fletcher after it has determined in good faith that such sales have become permissible in such manner and will promptly deliver copies of each Required Registration Statement and Prospectus (as so amended or supplemented, if applicable) to Fletcher in accordance with paragraphs (c) and (d) of this Section 5.  Notwithstanding the foregoing, (i) under no circumstances shall the Company be entitled to exercise its right to suspend sales of any Covered Securities as provided in this Section 5(f) and pursuant to any Required Registration Statement more than twice in any twelve (12)-month period, (ii) the period during which such sales may be suspended (each a “Blackout Period”) at any time shall not exceed forty-five (45) days, (iii) the Blackout Periods in any twelve (12)-month period shall not exceed sixty (60) days, in the aggregate, and (iv) no Blackout Period may commence less than thirty (30) days after the end of the preceding Blackout Period.  If the Registration Requirement is not satisfied at any time, or if any Blackout Period shall exceed the frequency or duration limitation set forth in clause (i), (ii), (iii) or (iv) (a “Blackout Violation”), then for each month or portion thereof in which the Registration Requirement is not satisfied or a Blackout Violation occurs or continues (a “Violation Period”): (A) any Conversion Price fixed prior to the commencement of such Violation Period shall be permanently decreased by five percent (5%), compounded monthly; and (B) the price at which the Conversion Price would otherwise be fixed in each Subsequent Certificate filed subsequent to the end of the Violation Period shall be decreased by five percent (5%), as if such amount had been compounded monthly during the Violation Period; provided, however, that if (i) the Violation Period arises solely as a result of a failure to have a Required Registration Statement declared effective by the relevant date set forth in Section 5(a) and (ii) such failure is due to the SEC commenting on such Required Registration Statement, then (x) the adjustments set forth in (A) and (B) shall not apply during the first thirty (30) days of such Violation Period and (y) the Dividend Rate (as defined in the Series B-1 Certificate and each Subsequent Certificate) during the first thirty (30) days of such Violation Period shall equal the greater of (I) the Dividend Rate previously in effect and (II) fifteen percent (15%) per annum.  In addition, for each day or portion thereof in which the Registration Requirement is not satisfied or a Blackout Violation occurs or continues and if the Fletcher Rights are then exercisable, the Fletcher Rights Period shall be extended (to the extent that it has not previously expired) by one day, and, for every Blackout Period (whether or not such Blackout Period constitutes or results in a Blackout Violation), the Fletcher Rights Period shall be extended by a number of days such that Fletcher shall have no less than ninety (90) Business Days to exercise the Fletcher Rights, in whole or in part, after all Required Registration Statements are effective or reinstated, or the Blackout Period ceases to exist, as the case may be.  The provisions of this section shall be in addition to any other remedies that may be available to Fletcher under law or under this Agreement.

                    (g)     Upon the commencement of a Blackout Period pursuant to this Section 5, Fletcher will notify the Company of any contract to sell, assign, deliver or otherwise transfer any Covered Security (each a “Sales Contract”) that Fletcher or any of its affiliates has entered into prior to the commencement of such Blackout Period and that would require delivery of such Covered Securities during such Blackout Period, which notice will contain the aggregate sale price and volume of Covered Securities pursuant to such Sales Contract.  Upon receipt of such notice, the Company will immediately notify Fletcher of its election either to (i) terminate the Blackout Period and, as promptly as practicable, amend or supplement the Required Registration Statements or Prospectuses in order to correct the material misstatement or omission and deliver to Fletcher copies of each amended or supplemented Required Registration Statement and each Prospectus in accordance with paragraphs (c) and (d) of this Section 5, or (ii) continue the Blackout Period in accordance with this paragraph.  If the Company elects to continue the Blackout Period (or the Company elects to terminate the Blackout Period, but the Blackout Period is not terminated before the latest date that Fletcher may consummate the transaction contemplated by the Sales Contract), and Fletcher or any of its affiliates are therefore unable to consummate the sale of Covered Securities pursuant to the Sales Contract, the Company will promptly indemnify each Fletcher Indemnified Party (as such term is defined in Section 18(a) below) against any Proceeding (as such term is defined in Section 18(a) below) that each Fletcher Indemnified Party may incur arising out of or in connection with Fletcher’s breach or alleged breach of any such Sales Contract, and the Company shall reimburse each Fletcher Indemnified Party for any reasonable costs or expenses (including reasonable legal fees) incurred by such party in investigating or defending any such Proceeding.

                    6.        Conversion and Redemption of Preferred Shares.

                    (a)     The Initial Preferred Shares and Additional Preferred Shares are convertible and redeemable into Common Shares in accordance with the terms and conditions set forth in Section 6 of the Series B-1 Certificate and Subsequent Certificates.  The form of the “Preferred Stock Conversion Notice” to be executed and delivered by Fletcher to the Company as specified therein is attached hereto as Annex I and the form of the “Preferred Stock Conversion Delivery Notice” to be executed and delivered by the Company to Fletcher as specified therein is attached hereto as Annex J.

                    (b)     If the number of Common Shares issued and issuable under this Agreement (including, but not limited to, all Common Shares issued or issuable upon conversion or redemption on the date of any Preferred Stock Conversion Notice or Holder Redemption Notice (each a “Fletcher Notice Date”)) would result in Fletcher receiving more than nineteen and ninety-nine one-hundredths percent (19.99%) of the shares of Common Stock outstanding as of the date of this Agreement (the “Original Number”) and Fletcher’s receipt of twenty percent (20%) or more of the Original Number would require the approval (the “Required Consent”) of the holders of Common Stock pursuant to the listing requirements or rules of the Nasdaq, the Company (A) shall not issue Common Shares to the extent that the total number of Common Shares issued hereunder would exceed nineteen and ninety-nine one-hundredths percent (19.99%) of the Original Number.

                     (c)     The aggregate number of Common Shares issuable upon conversion or redemption of the Series B Preferred Shares, when combined with all shares of Common Stock then beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) by Fletcher, shall not exceed the sum of 2,622,500plus the Exercisable Number (the “Maximum Number”).  The “Exercisable Number” is initially zero (0) and thereafter may be increased upon expiration of a sixty-five (65) day period (the “Notice Period”) after Fletcher delivers a notice (a “65 Day Notice”) to the Company designating an aggregate number of Common Shares in excess of the Maximum Number which shall be issuable upon conversion or redemption of Series B Preferred Shares.  A

65 Day Notice may be given at any time.  From time to time following the Notice Period, Common Stock may be issued to Fletcher on any Business Day for any quantity of Common Stock, such that the aggregate number of shares of Common Stock issued hereunder is less than or equal to the Maximum Number.

                    7.       Representations and Warranties of Fletcher.  Fletcher hereby represents and warrants to the Company as of the date hereof and on the Initial Closing Date and on each Subsequent Closing Date:

(a) Fletcher has been duly incorporated and is validly existing under the laws of Bermuda.

                    (b)     The execution, delivery and performance of this Agreement by Fletcher have been duly authorized by all requisite corporate action and no further consent or authorization of Fletcher, its Board of Directors or its stockholders is required.  This Agreement has been duly executed and delivered by Fletcher and, when duly authorized, executed and delivered by the Company, will be a valid and binding agreement enforceable against Fletcher in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.

(c) Fletcher understands that no United States federal or state agency has passed on, reviewed or made any recommendation or endorsement of the Investment Securities.

(d) Fletcher is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.

                    (e)     Fletcher is purchasing the Investment Securities for its own account for investment only and not with a view to, or for resale in connection with, the public sale or distribution thereof in the United States, except pursuant to sales registered under the Securities Act or an exemption therefrom.

                    (f)     Fletcher understands that the Investment Securities are being or will be offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal securities laws and that the Company is relying on the truth and accuracy of, and Fletcher’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Fletcher set forth herein in order to determine the availability of such exemptions and the eligibility of Fletcher to acquire the Investment Securities.

                    8.       Covenants of the Company.  The Company covenants and agrees with Fletcher as follows:

                    (a)     For so long as Fletcher owns any Series B Preferred Shares or unexpired Fletcher Rights, and for a period of one (1) year thereafter, the Company will (i) maintain the eligibility of the Common Stock for listing on the Nasdaq National

Market, (ii) regain the eligibility of the Common Stock for listing or quotation on the Nasdaq National Market in the event that the Common Stock is delisted by the Nasdaq National Market and (iii) use its best efforts to cause the representations and warranties contained in Section 4 to be and remain true and correct.

                    (b)     For so long as Fletcher owns any Series B Preferred Shares or unexpired Fletcher Rights, the Company will provide Fletcher with an opportunity, which shall not be less than one (1) full Business Day, to review and comment on any public disclosure by the Company of information regarding this Agreement and the transactions contemplated hereby, prior to such public disclosure.  Beginning on the date hereof and for so long as Fletcher owns or has the right to purchase any Series B Preferred Shares and for a period of ninety (90) days thereafter, the Company will promptly notify Fletcher immediately following any press release or other information disseminated to any stockholder, analyst, or media source.

                    (c)     Beginning on the date hereof and for so long as Fletcher owns any Series B Preferred Shares or unexpired Fletcher Rights and for a period of ninety (90) days thereafter, the Company will promptly notify Fletcher immediately following any public disclosure by the Company of material information regarding the Company or its financial condition, prospects or results of operation.

(d) The Company will make all filings required by law with respect to the transactions contemplated hereby.

                    (e)     The Company will comply with the terms and conditions of the Series B Preferred Shares as set forth in the Series B-1 Certificate and any Subsequent Certificate and will not amend the Series B-1 Certificate or any Subsequent Certificate without the required consent of the holders of the Series B Preferred Shares.

(f) [Intentionally Omitted.]

                    (g)     The Company shall use commercially reasonable efforts to cause the Common Shares to be eligible for book-entry transfer through The Depository Trust Company (“DTC”) (or any successor thereto) as soon as practicable after the date of this Agreement and thereafter to use commercially reasonable efforts to maintain such eligibility.

                    (h)     The Company shall at all times reserve for issuance such number of its shares of Common Stock as shall from time to time be sufficient to effect (i) the conversion of all such Series B Preferred Shares and to satisfy its delivery obligation upon such conversion and (ii) to effect the redemption of the Series B Preferred Shares.

                    (i)     The Company shall, within one (1) Business Day after and excluding the Initial Closing Date publicly distribute a press release disclosing the material terms of the Initial Closing and shall, within three (3) Business Days after and excluding each Closing Date file a report with the SEC on Form 8-K with respect to the same.

                    (j)     The Company shall take all actions necessary to provide that the rights of Fletcher or its affiliates under any future stockholder rights agreement (“poison pill” or similar agreement or arrangement) shall be equivalent to those of each other holder of Common Stock.  For so long as any stockholder rights agreement (“poison pill” or similar agreement or arrangement) is in effect, the Company shall take all actions necessary to provide that (i) each share of Common Stock issued hereunder, under the Series B-1 Certificate, and under any Subsequent Certificate shall be associated with the same number of rights (as defined in such rights agreement) as all other shares of Common Stock then outstanding, and (ii) neither this Agreement, the Series B-1 Certificate nor any Subsequent Certificate, nor the acquisition of Common Stock thereunder shall constitute a “triggering event,” a “flip-in” or “flip-over event” or shall otherwise entitle any Persons to any rights under any rights agreement, “poison pill” or similar agreement or arrangement not proportionately enjoyed by Fletcher or its affiliates.

                    (k)     The Company shall deliver a notice (an “Increase Notice”) stating the increase, if any, in the aggregate number of shares of Common Stock outstanding as of the last day of the preceding month over the number outstanding as of the  most recently delivered Increase Notice, or in the case of the last day of the month immediately following the Initial Closing Date, the number of shares outstanding specified in Section 4(g).  Unless expressly waived by Fletcher, the Company shall deliver an Increase Notice to Fletcher on or before July 9, 2004 and thereafter on or before the tenth (10th) day after the date in which there are increases, in the aggregate since the most recent Increase Notice or the Initial Closing Date, in the number of shares of Common Stock outstanding exceeding 250,000 shares.

                    9.  Restatements.

(a) If a Restatement (as defined below) occurs, the Company shall:

                  (i)          deliver to Fletcher a written notice (a “Restatement Notice”) within two (2) Business Days of each Restatement, stating the date on which a Restatement has occurred and including the documents in which the Restatement was publicly disclosed;

                  (ii)         if any of the Series B Preferred Shares has been converted or redeemed for shares of Common Stock within sixty (60) Business Days prior to the date of the Restatement Notice, the Company shall promptly issue, and deliver certificates to Fletcher representing, an additional number of shares of Common Stock equal to (A) the positive difference, if any, with respect to each series of Series B Preferred Shares, between (x) the number of shares that would have been issued had the Conversion Price with respect to such series been equal to the Restatement Conversion Price or had the Redemption Price with respect to such series been equal to the Restatement Redemption Price, as applicable, and (y) the number of shares of Common Stock issued upon conversion or redemption, as applicable, of such Series B Preferred Shares multiplied by (B) the quotient (which shall not be greater than one (1)) of (I) the number of shares of Common Stock owned by Fletcher and its affiliates on the

Restatement Date divided by (II) the number of shares of Common Stock issued upon conversion or redemption, as applicable, of such Series B Preferred Shares; and

                  (iii)        if a Restatement occurs on or before the first anniversary of the Initial Closing Date or any Subsequent Closing Date, each Conversion Price, if any, that is greater than the Restatement Conversion Price, shall be immediately reduced to the Restatement Conversion Price.

                    (b)     “Restatement” means that the Company restates or announces its intention to restate any portion of the Company Financial Statements, except (i) as is required as a result of a change occurring after the date of this Agreement in applicable law or GAAP, which change is implemented by the Company in the manner and at the time prescribed by such law or such generally accepted accounting principle; (ii) for pro forma financial statements filed with the SEC in connection with an acquisition, which restatement relates primarily to the financial statements of the acquired company for the period prior to the effective date of such acquisition; and (iii) for restatements relating to reclassifying operations as discontinued operations.

                    (c)     “Restatement Conversion Price” means one hundred and twenty percent (120%) of the average of the Daily Market Prices (as defined in the Certificate) calculated over either of the following periods, in the sole discretion of Fletcher: (A) the forty (40) Business Days after and excluding the related Restatement Date or (B) the forty (40) Business Days after and excluding any date on which the Company files restated financial statements with the SEC with respect to such Restatement.  “Restatement Redemption Price” means one hundred and two and one-half percent (102.5%) of the average of the Daily Market Prices calculated over either of the periods described in (A) and (B) above, in the sole discretion of Fletcher.

                    (d)     “Company Financial Statements” means all financial statements (including the notes thereto) and earnings releases filed by the Company with (or furnished by the Company to) the SEC or publicly announced by the Company.

                    (e)     “Restatement Date” means, at the option of and pursuant to the determination of Fletcher (as designated in a notice from Fletcher to the Company), any date on which a Restatement occurs (including, with respect to any Restatement, the date of an announcement by the Company of its intention to restate any portion of its Closing Date Financial Statements or the date on which is filed an amended Form 10-K, amended Form 10-Q or Form 8-K or issuance of a press release in respect of the matters described in such announcement or the date on which such Restatement is filed with the SEC).

                    10.  Later Equity Issuances.

                    (a)     If, on or after the date hereof and prior to the end of the Fletcher Rights Period, the Company engages or participates in (or intends to engage or participate in) any discussions with any person regarding, any Later Issuance (as defined, and subject to the limitations, below), other than a bona fide public offering of the Company’s

Common Stock, the Company shall (i) promptly notify Fletcher of the existence of the Company’s intentions or discussions with respect to the proposed Later Issuance and (ii) in connection with such notice, inquire whether Fletcher desires to be informed as to the substance of such intentions or discussions.  If Fletcher notifies the Company in writing that Fletcher elects to become informed with respect to such proposed Later Issuance by midnight, New York City time, on the third (3rd) Business Day after and excluding the date on which the Company so notifies Fletcher, the Company shall use its best efforts to engage in good faith discussions with Fletcher regarding the proposed Later Issuance and shall not consummate such Later Issuance for two (2) full Business Days after and excluding the date of Fletcher’s election.  For purposes of clarification, nothing in this subsection shall obligate the Company to allow Fletcher to participate in a Later Issuance.

                    (b)     If, on or after the date hereof, there is a Later Issuance at a Later Issuance Price (as defined below) per share that is less than any Conversion Price for any Series B Preferred Shares issued on a Closing Date occurring on or after the date which is one year prior to the date of such Later Issuance, then each such Conversion Price, if any, that is greater than the Later Issuance Price shall be immediately reduced to:

(i) the Later Issuance Price, if such Later Issuance occurs on or prior to the date which is three months following any Closing Date; or

                    (ii)     the Weighted Later Issuance Price (as defined below), if such Later Issuance occurs (A) after the date which is three months following any Closing Date, and (B) on or prior to the date which is one year following any Closing Date.

                    (c)     “Later Issuance” shall mean (i) a public disclosure of the Company’s intention or agreement to engage in, or (ii) a consummation of, any sale or issuance by the Company, directly or indirectly, to any person or persons (other than Fletcher or its affiliates) of any shares of, or securities convertible into, exercisable or exchangeable for, or whose value is derived in whole or in part from, any shares of any class of the Company’s capital stock; provided that “Later Issuance” shall not include (A) a sale or issuance to the sellers of any business or assets of a business being purchased by the Company in a bona fide acquisition whether through purchase, merger, consolidation, exchange offer or otherwise, (B) a bona fide sale or issuance to any strategic or joint venture partner, the primary purpose of which is not the equity financing of the Company, (C) issuances pursuant to any stock split, dividend or distribution payable in additional shares of capital stock to holders of Common Stock, (D) sales or issuances to employees, consultants or directors of the Company directly or pursuant to a stock option plan, employee stock purchase plan or restricted stock plan, or other similar arrangements related to compensation for services in effect on the date of this Agreement, or similar plans or arrangements approved by the Company’s Board of Directors after the date hereof, in each case in the ordinary course of business consistent with past practices, (E) issuances issued upon the exercise of any options or warrants to purchase capital stock outstanding on the date hereof or upon conversion of any securities convertible into capital stock outstanding on the date hereof, in each case in accordance with the terms of such options, warrants or securities in effect on the date hereof, (F) issuances in connection with the exercise or triggering of a “poison pill” or similar anti-takeover mechanism or (G) Common Shares issued or issuable pursuant to this Agreement or upon exercise of the Series B Preferred Shares.  “Later Issuance Price” shall mean the fair market value of the minimum amount of consideration deliverable by the purchaser in return for each share of Common Stock (or economic equivalent thereof).  The “New Number” shall equal the number of shares of Common Stock (or economic equivalent thereof) issued or issuable in the Later Issuance; provided that in the case of derivative securities with net settlement, cash settlement or settlement other than through the issuance of the gross number of reference shares thereunder, the “New Number” shall be the gross number of reference shares of Common Stock (or economic equivalent thereof) thereunder.  The “Weighted Later Issuance Price” shall be the quotient determined by dividing (A) the sum of (1) the product of 27,442,269, plus the number of shares issued upon conversion of the Series B Preferred Shares prior to the Later Issuance, multiplied by the Agreement Date Price, and (2) the product of the New Number multiplied by the Later Issuance Price, by (B) the sum of 27,442,269, plus the number of shares issued upon conversion of the Series B Preferred Shares prior to the Later Issuance and the New Number.

                    11.      Consolidation, Merger, Etc.  In case the Company shall be a party to or subject of any Business Combination (as defined in the Series B-1 Certificate or any Subsequent Certificate), Fletcher and its assigns shall have the rights set forth in the Series B-1 Certificate and Subsequent Certificates regarding Business Combinations in addition to the rights contained in this Agreement.  “Acquirer” means, in connection with any Business Combination, the continuing or surviving corporation of a consolidation or merger with the Company (if other than the Company), the transferee of all or substantially all of the properties or assets of the Company, the corporation consolidating with or merging into the Company in a consolidation or merger in connection with which Common Stock is changed into or exchanged for stock or other securities of any other person or cash or any other property, or, in the case of a capital reorganization or reclassification, the Company.  The Company agrees that it will not enter into an agreement with an Acquirer for a Business Combination unless such agreement expressly obligates the Acquirer to assume all of the Company’s obligations under this Agreement, the Series B-1 Certificate and the Subsequent Certificates including, but not limited to, the dividend, liquidation, conversion, exercise, redemption, voting and other provisions regarding the Series B Preferred Shares and the Fletcher Rights contained herein and therein.  On or before the date an agreement is entered into with an Acquirer for a Business Combination, the Company shall deliver to Fletcher written notice that the Acquirer has assumed such obligations.

12. Covenants of Fletcher. Fletcher hereby covenants and agrees with the Company that:

                    (a)     Neither Fletcher, nor any of its affiliates, will at any time offer or sell any Investment Securities other than pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption therefrom.

                    (b)     Neither Fletcher, nor any of its affiliates, shall engage an underwriter for an underwritten public offering of Common Shares, unless such underwriter shall be reasonably satisfactory to the Company.

                    13.     Legend.  Subject to Section 5, Fletcher understands that the certificates or other instruments representing the Investment Securities shall bear a restrictive legend in the following form (and a stop transfer order may be placed against transfer of such certificates or other instruments):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, OR (2) THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR (3) THE SALE IS MADE IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION UNDER THE SECURITIES ACT AND THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER OR ASSIGNMENT IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                              The legend set forth above shall be removed and the Company shall issue a certificate without such legend if, unless otherwise required by state securities laws, (i) a Registration Statement is effective, or (ii) the two-year holding period under Rule 144 or another applicable exemption from the registration requirements under the Securities Act has been satisfied.  After such removal, the Company shall take all actions necessary to permit Fletcher or its representative to deposit such certificate, or cause such certificate to be deposited, upon issuance with the custodian for DTC, in New York, New York, and registered in the name of DTC or its nominee, in each case for credit to an account designated in writing by Fletcher.

                    14.     Conditions Precedent to Fletcher’s Obligations.  The obligations of Fletcher hereunder are subject to the performance by the Company of its obligations hereunder and to the satisfaction of the following additional conditions precedent, unless expressly waived in writing by Fletcher:

                    (a)     On each Closing Date, (i) the representations and warranties made by the Company in this Agreement shall be true and correct, except those representations and warranties which address matters only as of a particular date, which shall be true and correct as of such date; (ii) the Company shall have complied fully with all of the covenants and agreements in this Agreement; and (iii) Fletcher shall have received (A) on the Initial Closing Date a certificate of the Chief Financial Officer of the Company dated such date and to such effect and (B) on each Subsequent Closing Date a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company dated such date and to such effect.

(b) On each Closing Date, the Company shall have delivered to Fletcher an opinion of Patterson, Belknap, Webb & Tyler LLP reasonably satisfactory to

Fletcher, dated as of the Closing Date, in substantially the form attached hereto as Annex K.

                    15.     Conditions Precedent to the Company’s Obligations.  The obligations of the Company hereunder are subject to the performance by Fletcher of its obligations hereunder and to the satisfaction (unless expressly waived in writing by the Company) of the additional conditions precedent that, on each Closing Date: (i) the representations and warranties made by Fletcher in this Agreement shall be true and correct; (ii) Fletcher shall have complied fully with all the covenants and agreements in this Agreement; and (iii) the Company shall have received on each such date a certificate of an appropriate officer of Fletcher dated such date and to such effect.

                    16.     Fees and Expenses.  Subject to Sections 17 and 18, each of Fletcher and the Company agrees to pay its own expenses incident to the performance of its obligations hereunder, including, but not limited to the fees, expenses and disbursements of such party’s counsel, except as is otherwise expressly provided in this Agreement.

17. Non-Performance.

                    (a)     If the Company, at any time, shall fail to deliver the Investment Securities to Fletcher required to be delivered pursuant to this Agreement, in accordance with the terms and conditions of this Agreement, for any reason other than the failure of any condition precedent to the Company’s obligations hereunder or the failure by Fletcher to comply with its obligations hereunder, then the Company shall:

(i) indemnify and hold Fletcher harmless against any loss, claim or damage arising from or as a result of such failure by the Company; and

                   (ii)     reimburse Fletcher for all of its reasonable out-of-pocket expenses, including fees and disbursements of its counsel, incurred by Fletcher in connection with this Agreement and the transactions contemplated herein and therein.

                    (b)     If Fletcher, at any time, shall fail to make the payments to the Company required to be delivered pursuant to this Agreement, in accordance with the terms and conditions of this Agreement, for any reason other than the failure of any condition precedent to Fletcher’s obligations hereunder or the failure by the Company to comply with its obligations hereunder, then Fletcher shall:

(i) indemnify and hold the Company harmless against any loss, claim or damage arising from or as a result of such failure by Fletcher; and

                   (ii)     reimburse the Company for all of its reasonable out-of-pocket expenses, including fees and disbursements of its counsel, incurred by the Company in connection with this Agreement and the transactions contemplated herein and therein.

                    18.     Indemnification.

                    (a)     Indemnification of Fletcher.  The Company hereby agrees to indemnify Fletcher and each of its officers, directors, employees, consultants, agents, attorneys, accountants and affiliates and each person that controls (within the meaning of Section 20 of the Exchange Act) any of the foregoing persons (each a “Fletcher Indemnified Party”) against any claim, demand, action, liability, damages, loss, cost or expense (including, without limitation, reasonable legal fees and expenses) (a “Proceeding”), that it may incur in connection with any of the transactions contemplated hereby arising out of or based upon:

                    (i)        any untrue or alleged untrue statement of a material fact in a SEC Filing by the Company or any of its affiliates or any person acting on its or their behalf or omission or alleged omission to state therein any material fact necessary in order to make the statements by the Company or any of its affiliates or any person acting on its or their behalf, in the light of the circumstances under which they were made, not misleading;

(ii) any of the representations or warranties made by the Company herein being untrue or incorrect at the time such representation or warranty was made; and

(iii) any breach or non-performance by the Company of any of its covenants, agreements or obligations under this Agreement, the Series B-1 Certificate or any Subsequent Certificate;

provided, however, that the foregoing indemnity shall not apply to any Proceeding to the extent that it arises out of, or is based upon, the gross negligence or willful misconduct of Fletcher in connection therewith.

                    (b)     Indemnification of the Company.  Fletcher hereby agrees to indemnify the Company and each of its officers, directors, employees, consultants, agents, attorneys, accountants and affiliates and each person that controls (within the meaning of Section 20 of the Exchange Act) any of the foregoing persons (each a “Company Indemnified Party”) against any Proceeding, that it may incur in connection with any of the transactions contemplated hereby arising out of or based upon:

                    (i)        any untrue or alleged untrue statement of a material fact included in an SEC filing by the Company with the express written consent of Fletcher therefor or any omission or alleged omission to state any material fact necessary in order to make the statements by Fletcher or any of its affiliates or any person acting on its or their behalf included in an SEC Filing by the Company with the express written consent of Fletcher, in the light of the circumstances under which they were made, not misleading;

(ii) any of the representations or warranties made by Fletcher herein being untrue or incorrect at the time such representation or warranty was made; and

(iii) any breach or non-performance by Fletcher of any of its covenants, agreements or obligations under this Agreement;

provided, however, that the foregoing indemnity shall not apply to any Proceeding to the extent that it arises out of, or is based upon, the gross negligence or willful misconduct of the Company in connection therewith.

(c) Conduct of Claims.

                    (i)        Whenever a claim for indemnification shall arise under this Section 18, the party seeking indemnification (the  “Indemnified Party”), shall notify the party from whom such indemnification is sought (the “Indemnifying Party”) in writing of the Proceeding and the facts constituting the basis for such claim in reasonable detail.  The failure of the Indemnified Party to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have on account of this indemnification or otherwise, except and only to the extent that the Indemnifying Party is prejudiced thereby;

                    (ii)       The Indemnifying Party shall have the right, within thirty (30) days after being so notified, to assume the defense of such Proceeding with counsel reasonably satisfactory to the Indemnified Party in good faith and at the Indemnifying Party’s own expense; provided that unless and until the Indemnifying Party shall assume such defense pursuant to this sentence, the Indemnified Party shall have the right to conduct and control the defense of such Proceeding (including the settlement thereof) without the Indemnifying Party’s consent and shall be entitled to payment from the Indemnifying Party of all reasonable costs of such defense (including attorney’s fees and expenses).  In any such Proceeding the defense of which the Indemnifying Party shall have so assumed, the Indemnified Party shall have the right to participate therein and retain its own counsel at its own expense, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of the same counsel or (ii) the named parties to any such litigation or proceeding (including impleaded parties) include both the Indemnifying Party and the Indemnified Party, and representation of such parties by the same counsel would be inappropriate due to actual or potential differing interests between them; in the case of clause (ii) above, such separate counsel may be retained by the Indemnified Party at the expense of the Indemnifying Party; and

                    (iii)      No Indemnifying Party shall, without the prior written consent of the Indemnified Parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this Section unless such settlement, compromise or consent (A) includes an unconditional release of each Indemnified Party from all liability arising out of such litigation, investigation, proceeding or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

           19.     Survival of the Representations, Warranties, etc.  The respective representations, warranties, and agreements made herein by or on behalf of the parties hereto shall remain in full force and effect, regardless of any investigation made by or on behalf of the other party to this Agreement or any officer, director or employee of, or person controlling or under common control with, such party and will survive delivery of and payment for any Investment Securities issuable hereunder.

           20.      Notices.  All communications hereunder shall be in writing and delivered as set forth below.

                    (a)     If sent to Fletcher, all communications shall be delivered by hand, sent by reputable overnight courier or transmitted and confirmed by facsimile to Fletcher, unless otherwise notified in writing of a substitute address, at:

Fletcher International, Ltd.
c/o A. S. & K. Services Ltd.
Cedar House, 41 Cedar Avenue
Hamilton HM EX
Bermuda
Attention:	Felicity Holmes, Corporate Administrator
Telephone:	441-295-2244
Facsimile:	441-292-8666

with a copy to:

Fletcher Asset Management, Inc.
22 East 67th Street
New York, NY 10021
Attention:	Peter Zayfert
Telephone:	(212) 284-4800
Facsimile:	(212) 284-4801

with a copy to (which copy shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP
1440 New York Avenue, N.W.
Washington, D.C. 20005
Attention:	Stephen W. Hamilton, Esq.
Telephone:	(202) 371-7010
Facsimile:	(202) 393-5760

                    (b)     If sent to the Company, all communications shall be delivered by hand, sent by reputable overnight courier or transmitted and confirmed by facsimile to the Company, unless otherwise notified in writing of a substitute address, at:

The Princeton Review, Inc.
2315 Broadway
New York, New York 10024
Attention: Mark Chernis
Telephone:	(212) 874-8282
Facsimile:	(212) 874-0775

with a copy to (which shall not constitute notice):

Patterson, Belknap, Webb & Tyler LLP
1133 Avenue of the Americas
New York, NY 10036-6710
Attention:	John P. Schmitt
Telephone:	212-336-2849
Facsimile:	212-336-2442

To the extent that any funds shall be delivered to the Company by wire transfer, unless otherwise instructed by the Company, such funds should be delivered in accordance with the wire instructions set forth on Schedule 20(b) hereto.

          21.     Miscellaneous.

                    (a)     The parties may execute and deliver this Agreement as a single document or in any number of counterparts, manually, by facsimile or by other electronic means, including contemporaneous xerographic or electronic reproduction by each party’s respective attorneys.  Each counterpart shall be an original, but a single document or all counterparts together shall constitute one instrument that shall be the agreement.  This Agreement shall become effective when each party executes and delivers this Agreement to the other party.

                    (b)     This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns and, with respect to Section 18 hereof, shall inure to the benefit of their respective officers, directors, employees, agents, affiliates and controlling persons, and no other person shall have any right or obligation hereunder.  The Company may not assign this Agreement.  Notwithstanding anything to the contrary in this Agreement, Fletcher may assign, pledge, hypothecate or transfer any of the rights and associated obligations contemplated by this Agreement (including, but not limited to, the Series B Preferred Shares and the Common Shares), in whole or in part, at its sole discretion (including, but not limited to, assignments, pledges, hypothecations and transfers in connection with financing or hedging transactions with respect to this Agreement, the Series B Preferred Shares and the Common Shares), provided that any such assignment, pledge, hypothecation or transfer must comply with applicable federal and state securities laws.  No person acquiring Common Stock from Fletcher pursuant to a public market purchase shall thereby obtain any of the rights contained in this Agreement.  This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter of this Agreement.  Except as provided in this Section 21(b), this Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

                    (c)     This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law), and each of the parties hereto hereby submits to the non-exclusive jurisdiction of any state or federal court in the Southern District of New York and any court hearing any appeal therefrom, over any suit, action or proceeding against it arising out of or based upon this Agreement (a “Related Proceeding”).  Each of the parties hereto hereby waives any objection to any Related Proceeding in such courts whether on the grounds of venue, residence or domicile or on the ground that the Related Proceeding has been brought in an inconvenient forum.

                    (d)     Each party represents and acknowledges that, in the negotiation and drafting of this Agreement and the other instruments and documents required or contemplated hereby, it has been represented by and relied upon the advice of counsel of its choice.  Each party hereby affirms that its counsel has had a substantial role in the drafting and negotiation of this Agreement and such other instruments and documents.  Therefore, each party agrees that no rule of construction to the effect that any ambiguities are to be resolved against the drafter shall be employed in the interpretation of this Agreement and such other instruments and documents.

                    (e)     Without prejudice to other rights or remedies hereunder (including any specified interest rate), and except as otherwise expressly set forth herein, interest shall be due on any amount that is due pursuant to this Agreement and has not been paid when due, calculated for the period from and including the due date to but excluding the date on which such amount is paid at the prime rate of U.S. money center banks as published in The Wall Street Journal (or if The Wall Street Journal does not exist or publish such information, then the average of the prime rates of three U.S. money center banks agreed to by the parties) plus two percent (2%).

                    (f)     Fletcher and the Company stipulate that the remedies at law of the parties hereto in the event of any default or threatened default by either party in the performance of or compliance with any of the terms of this Agreement, the Series B-1 Certificate and the Subsequent Certificates are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                    (g)     Any and all remedies set forth in this Agreement, the Series B-1 Certificate and Subsequent Certificates:  (i) shall be in addition to any and all other remedies Fletcher or the Company may have at law or in equity, (ii) shall be cumulative, and (iii) may be pursued successively or concurrently as each of Fletcher and the Company may elect.  The exercise of any remedy by Fletcher or the Company shall not be deemed an election of remedies or preclude Fletcher or the Company, respectively, from exercising any other remedies in the future.

                    (h)     The Company agrees that the parties have negotiated in good faith and at arms’ length concerning the transactions contemplated herein, and that Fletcher would not have agreed to the terms of this Agreement without each and every of the terms, conditions, protections and remedies provided herein and the Series B-1 Certificate and Subsequent Certificates.  Except as specifically provided otherwise in this Agreement, the Series B-1 Certificate and the Subsequent Certificates, the Company’s obligations to indemnify and hold Fletcher harmless in accordance with Section 18 of this Agreement are obligations of the Company that the Company promises to pay to Fletcher when and if they become due.  The Company shall record any such obligations on its books and records in accordance with U.S. GAAP.

                    (i)     This Agreement may be amended, modified or supplemented in any and all respects, but only by a written instrument signed by Fletcher and the Company expressly stating that such instrument is intended to amend, modify or supplement this Agreement.

                    (j)     Each of the parties will cooperate with the others and use its best efforts to prepare all necessary documentation, to effect all necessary filings, and to obtain all necessary permits, consents, approvals and authorizations of all governmental bodies and other third-parties necessary to consummate the transactions contemplated by this Agreement.

                    (k)     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires: (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender and neuter gender of such term; (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with U.S. generally accepted accounting principles; (iii) references herein to “Articles”, “Sections”, “Subsections”, “Paragraphs” and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement, unless the context shall otherwise require; (iv) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions; (v) the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; (vi) the term “include” or “including” shall mean without limitation; (vii) the table of contents to this Agreement and all section titles or captions contained in this Agreement or in any Schedule or Exhibit annexed hereto or referred to herein are for convenience only and shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement; (viii) any agreement, instrument or statute defined or referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statues and references to all attachments thereto and instruments incorporated therein; and (ix) references to a person are also to its permitted successors and assigns and, in the case of an individual, to his or her heirs and estate, as applicable.

                    (l)     If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.  If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the parties agree that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(m) Time shall be of the essence in this Agreement.

                    (n)     All dollar ($) amounts set forth herein or in the Series B-1 Certificate or the Subsequent Certificates refer to United States dollars.  All payments hereunder and thereunder will be made in lawful currency of the United States of America.

                    (o)     Notwithstanding anything herein to the contrary, all measurements and references related to share prices and share numbers herein will be, in each instance, appropriately adjusted for stock splits, recombinations, stock dividends and the like.

[SIGNATURE PAGE FOLLOWS]

                         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, all as of the day and year first above written.

THE PRINCETON REVIEW, INC.

By:	/s/ JOHN S. KATZMAN

Name:	John S. Katzman
Title:	Chief Executive Officer

FLETCHER INTERNATIONAL, LTD., by its duly authorized investment advisor,
FLETCHER ASSET MANAGEMENT, INC.

By:	/s/ PETER ZAYFERT

Name:	Peter Zayfert
Title:	Authorized Signatory

By:	/s/ DENIS KIELY

Name:	Denis Kiely
Title:	Authorized Signatory

ANNEX A

[FORM OF CERTIFICATE OF DESIGNATION OF
SERIES B-1 CUMULATIVE CONVERTIBLE PREFERRED STOCK OF
THE PRINCETON REVIEW, INC.]

A-1

ANNEX B

[FORM OF FLETCHER NOTICE]

                                                                                                                            _____________, __

The Princeton Review, Inc.
2315 Broadway
New York, New York 10024
Attention: Mark Chernis

Gentlemen:

                         Fletcher International, Ltd. (“Fletcher”) hereby elects to exercise the Fletcher Rights (as defined in the Agreement (the “Agreement”), dated as of May 28, 2004, by and between The Princeton Review, Inc. (the “Company”) and Fletcher) to purchase __________ shares of a new series of preferred stock of the Company to be designated Series B-__ Preferred Stock at a price of $1,000 per share, for an aggregate purchase price of $____________.  Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

                         Pursuant to Section 3 of the Agreement, the Subsequent Closing Date shall be __________.  Pursuant to Section 1(b) of the Agreement, the Conversion Price for the Series B-__ Preferred Stock shall initially be $ _____.

FLETCHER INTERNATIONAL, LTD., by its duly authorized investment advisor,
FLETCHER ASSET MANAGEMENT, INC.

By:

Name:

Title:

By:

Name:

Title:

B-1

AGREED AND ACKNOWLEDGED:
THE PRINCETON REVIEW, INC.

By:

Name:

Title:

B-2

ANNEX C

[FORM OF HOLDER REDEMPTION NOTICE]

                                                                                                                               _____________, __

The Princeton Review, Inc.
2315 Broadway
New York, New York 10024
Attention: Mark Chernis

Gentlemen:

                         Reference is made to the Agreement (the “Agreement”), dated as of May 28, 2004, by and between The Princeton Review, Inc. (the “Company”) and Fletcher International, Ltd. (“Fletcher”), and to the Certificate of Designation of the Series B-__ Preferred Stock of the Company (the “Certificate”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement or the Certificate, as applicable.

                         Fletcher hereby elects to exercise its redemption rights, pursuant to Section 6(B) of the Certificate, as to __________ shares of the Series B-__ Preferred Stock of the Company, for an aggregate Redemption Amount of $___________.

                         [Pursuant to Section 6(B) of the Certificate, the number of shares of Common Stock issuable to Fletcher hereunder shall be ___________ shares, calculated based on the Prevailing Price of $______ as of the date hereof.]

FLETCHER INTERNATIONAL, LTD., by its duly authorized investment advisor,
FLETCHER ASSET MANAGEMENT, INC.

By:

Name:

Title:

By:

Name:

Title:

C-1

AGREED AND ACKNOWLEDGED:
THE PRINCETON REVIEW, INC.

By:

Name:

Title:

C-2

ANNEX D

[FORM OF COMPANY REDEMPTION NOTICE]

                                                                                                                             _____________, __

Fletcher International, Ltd.
c/o Fletcher Asset Management, Inc.
22 East 67th Street
New York, NY  10021
Attention:        Peter Zayfert
Telephone:      (212) 284-4800
Facsimile:       (212) 284-4801

Gentlemen:

                         Reference is made to the Agreement (the “Agreement”), dated as of May 28, 2004, by and between The Princeton Review, Inc. (the “Company”) and Fletcher International, Ltd. (“Fletcher”), and to the Certificate of Designation of the Series B-__ Preferred Stock of the Company (the “Certificate”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement or the Certificate, as applicable.

                         The Company hereby elects to exercise its redemption rights, pursuant to Section 6(B) of the Certificate, as to __________ shares of the Series B-__ Preferred Stock of the Company, for an aggregate Redemption Amount of $___________.  The effective date of such redemption shall be 45 days after the date of this Company Redemption Notice.

THE PRINCETON REVIEW, INC.

By:

Name:

Title:

D-1

ANNEX E

[FORM OF COMPANY CASH ELECTION NOTICE]

                                                                                                                              _____________, __

Fletcher International, Ltd.
c/o Fletcher Asset Management, Inc.
22 East 67th Street
New York, NY  10021
Attention:      Peter Zayfert
Telephone:    (212) 284-4800
Facsimile:      (212) 284-4801

Gentlemen:

                         Reference is made to the Agreement (the “Agreement”), dated as of May 28, 2004, by and between The Princeton Review, Inc. (the “Company”) and Fletcher International, Ltd. (“Fletcher”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

                         In connection with any Holder Redemption Notice delivered by Fletcher to the Company, the Company hereby elects to redeem shares of Series B-__ Preferred Stock of the Company pursuant to Section 1(d) of the Agreement and Section 6(B) of the Certificate of Designation in the following proportions:

________________ percent in Cash

________________ percent in Registered Common Stock

THE PRINCETON REVIEW, INC.

By:

Name:

Title:

E-1

ANNEX F

[FORM OF DELIVERY NOTICE]

[date]

Fletcher International, Ltd.
c/o Fletcher Asset Management, Inc.
22 East 67th Street
New York, NY  10021
Attention:     Peter Zayfert
Telephone:       (212) 284-4800
Facsimile:       (212) 284-4801

Gentlemen:

                         Reference is made to the Agreement (the “Agreement”), dated as of May 28, 2004, by and between The Princeton Review, Inc. (the “Company”) and Fletcher International, Ltd. (“Fletcher”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

                         Attached are copies of the front and back of (i) the ten (10) original stock certificates, each representing one thousand (1,000) shares of Series B-1 Preferred Stock purchased by Fletcher on the date hereof, together with a copy of the overnight courier air bill which will be used to ship such stock certificates.  We have the executed original stock certificates and the other documents required to be delivered in connection with the Initial Closing Date.  Upon our confirmation of the payment of the ten million dollars ($10,000,000) aggregate purchase price therefor, we will send the original stock certificates registered under the name [                    ], by overnight courier to the following address:

[                                   ]

[                                   ]

[                                   ]

and we will send the other original documents by overnight courier to the following address:

[Fletcher International, Ltd.
c/o A.S.& K. Services Ltd.
Cedar House
41 Cedar Avenue
Hamilton HM EX
Bermuda
Attention: Felicity Holmes, Corporate Administrator
Telephone: 441-295-2244]

with a copy to:

F-1

Fletcher International Limited
c/o Fletcher Asset Management, Inc.
22 East 67th Street
New York, NY 10021-5805
Attention: Peter Zayfert

                         Enclosed herewith are (i) an officer’s certificate, dated as of the date hereof, pursuant to Section 14(a) of the Agreement, and (ii) an opinion of Patterson, Belknap, Webb & Tyler LLP, dated as of the date hereof, pursuant to Section 14(b) of the Agreement.

THE PRINCETON REVIEW, INC.

By:

Name:

Title:

F-2

ANNEX G

[FORM OF DELIVERY NOTICE]

[date]

Fletcher International, Ltd.
c/o Fletcher Asset Management, Inc.
22 East 67th Street
New York, NY  10021
Attention:     Peter Zayfert
Telephone:       (212) 284-4800
Facsimile:       (212) 284-4801

Gentlemen:

                         Reference is made to the Agreement (the “Agreement”), dated as of May 28, 2004, by and between The Princeton Review, Inc. (the “Company”) and Fletcher International, Ltd. (“Fletcher”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

                         Attached are copies of the front and back of (i) the _________ (_________) original stock certificates, each representing one thousand (1,000) shares [except that one represents _________ shares] of Series B-__ Preferred Stock purchased by Fletcher on the date hereof, together with a copy of the overnight courier air bill which will be used to ship such stock certificates.  We have the executed original stock certificates and the other documents required to be delivered in connection with the Subsequent Closing Date.  Upon our confirmation of the payment of the __________ dollars ($__________) aggregate purchase price therefor, we will send the original stock certificates registered under the name [                              ], by overnight courier to the following address:

[                              ]

[                              ]

[                              ]

and we will send the other original documents by overnight courier to the following address:

[Fletcher International, Ltd.
c/o A.S.& K. Services Ltd.
Cedar House
41 Cedar Avenue
Hamilton HM EX
Bermuda
Attention: Felicity Holmes, Corporate Administrator
Telephone: 441-295-2244]

with a copy to:

G-1

Fletcher International Limited
c/o Fletcher Asset Management, Inc.
22 East 67th Street
New York, NY 10021-5805
Attention: Peter Zayfert

                         Attached hereto as Exhibit 1 is a true, correct and complete copy of the most recent report of Ernst & Young LLP to the Board of Directors and Stockholders of the Company, together with the accompanying consolidated financial statements and schedules of the Company and results of the Company’s operations and cash flows, as such report appears in the most recent Annual Report on Form 10-K filed by the Company with the SEC, as well as all Quarterly Reports on Form 10-Q filed by the Company with the SEC since the date of such Form 10-K, together with all amendments thereto.  Further enclosed herewith are (i) an officers’ certificate, dated as of the date hereof, pursuant to Section 14(a) of the Agreement, and (ii) an opinion of Patterson, Belknap, Webb & Tyler LLP, dated as of the date hereof, pursuant to Section 14(b) of the Agreement.

THE PRINCETON REVIEW, INC.

By:

Name:

Title:

G-2

ANNEX H

[INTENTIONALLY LEFT BLANK]

H-1

ANNEX I

[FORM OF PREFERRED STOCK CONVERSION NOTICE]

[date]

The Princeton Review, Inc.
2315 Broadway
New York, New York 10024
Attention: Mark Chernis

Gentlemen:

                         Reference is made to the Agreement (the “Agreement”), dated as of May 28, 2004, by and between The Princeton Review, Inc. (the “Company”) and Fletcher International, Ltd. (“Fletcher”), and to the Certificate of Designation of the Series B-__ Preferred Stock of the Company (the “Certificate”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement or the Certificate, as applicable.

                         Fletcher hereby elects to convert _________ shares of Series B-__ Preferred Stock into ________ shares of Common Stock at a Conversion Price (as defined in the Certificate) of $________.  In accordance with Section 6 of the Certificate, such shares of Common Stock shall be registered under the name [                    ]and delivered to Fletcher in certificated form at the address specified below:

[                                   ]

[                                   ]

[                                   ]

I-1

FLETCHER INTERNATIONAL, LTD., by its duly authorized investment advisor,
FLETCHER ASSET MANAGEMENT, INC.

By:

Name:

Title:

By:

Name:

Title:

AGREED AND ACKNOWLEDGED:
THE PRINCETON REVIEW, INC.

By:

Name:

Title:

I-2

ANNEX J

[FORM OF PREFERRED STOCK CONVERSION DELIVERY NOTICE]

[date]

Fletcher International, Ltd.
c/o Fletcher Asset Management, Inc.
22 East 67th Street
New York, NY  10021
Attention:     Peter Zayfert
Telephone:       (212) 284-4800
Facsimile:       (212) 284-4801

Gentlemen:

                         Reference is made to the Agreement (the “Agreement”) dated as of May 28, 2004 by and between The Princeton Review, Inc. (the “Company”) and Fletcher International, Ltd. (“Fletcher”) and to the Certificate of Designation of the Series B-__ Preferred Stock of the Company (the “Certificate”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement or the Certificate, as applicable.

                         This notice confirms that _________ shares of Series B-__ Preferred Stock have been converted by Fletcher into ________ shares of Common Stock at a Conversion Price (as defined in the Certificate) of $____________.  Attached are copies of the front and back of the ____ original stock certificates, each representing ______ shares of Common Stock, together with a copy of the overnight courier air bill which will be used to ship such stock certificates.  We will send the original stock certificates, registered under the name [                         ], by overnight courier to the following address:

[                                   ]

[                                   ]

[                                   ]

J-1

with a copy to:

[Fletcher International, Ltd.
c/o Fletcher Asset Management, Inc.
22 East 67th Street
New York, NY 10021-5805
Attention: Peter Zayfert]

[If Preferred Stock certificates tendered by Fletcher are not being fully converted, insert the following – Also attached are copies of the front and back of the original stock certificate representing ______ shares of Series B-__ Preferred Stock, representing the unconverted portion of the tendered Series B-__ Preferred Stock certificates, together with a copy of the overnight courier air bill which will be used to ship such stock certificate.  We will send the original stock certificate by overnight courier to [                     ] at the address set forth in the previous paragraph.]

THE PRINCETON REVIEW, INC.

By:

Name:

Title:

J-2

ANNEX K

[FORM OPINION OF COMPANY COUNSEL]

     1.     The Company is a corporation validly existing and in good standing under the laws of the jurisdiction of its formation.

     2.     The Company has full corporate power and authority necessary to (i) execute and deliver the Agreement and (ii) perform its obligations thereunder and under the Series B-1 Certificate and Subsequent Certificates (including, without limitation, the sale, issuance and delivery of the Investment Securities).

     3.     The execution, delivery and performance of the Agreement and the Series B-1 Certificate and Subsequent Certificates (including, without limitation, the sale, issuance and delivery of the Investment Securities) have been duly authorized by all requisite corporate action and no further consent or authorization of the Company, its Board of Directors or its stockholders is required.

     4.     The Agreement has been duly executed and delivered by the Company and, when the Agreement is duly authorized, executed and delivered by Fletcher, will be a valid and binding agreement enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.  The Series B-1 Certificate has been duly executed by the Company and filed with the Secretary of State of the State of Delaware.

     5.     Neither the execution and delivery by the Company of the Agreement nor the performance by the Company of any of its obligations thereunder and under the Series B-1 Certificate or the Subsequent Certificates, nor compliance with the terms and provisions thereof, nor the consummation of the transactions contemplated therein: violates, conflicts with, results in a breach of, or constitutes a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) or creates any rights in respect of any person under (i) the certificate of incorporation or bylaws of the Company or any of its subsidiaries, (ii) any decree, judgment, order, law, treaty, rule, regulation or determination of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, (iii) the terms of any bond, debenture, indenture, credit agreement, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, lease, mortgage, deed of trust or other instrument to which the Company or any of its subsidiaries is a party, by which the Company or any of its subsidiaries is bound, or to which any of the properties or assets of the Company or any of its subsidiaries is subject, and which is listed on Exhibit A to the opinion, (iv) the terms of any “lock-up” or similar provision of any underwriting or

K-1

similar agreement to which the Company or any of its subsidiaries is a party, (v) any rule or regulation of the NASD or the Nasdaq or any rule or regulation of the markets where the Company’s securities are publicly traded or quoted applicable to the Company or the transactions contemplated by the Agreement or (vi) the Investor Rights Agreement.

     6.     No consent, approval, license, authorization, validation or order of, or filing, recording or registration with, or exemption by, any court, governmental agency or other body or authority, or any subdivision thereof, is required (i) to authorize or as a condition to execution and delivery by the Company of the Agreement or, subject to registration of the Common Shares as contemplated by Section 5 hereof and compliance with blue sky laws and regulations relating thereto and compliance with Nasdaq listing requirements with respect to the issuance of the Common Shares, the performance by the Company of any of its obligations thereunder and under the Series B-1 Certificate or Subsequent Certificates or (ii) that would effect the legality, validity, binding effect or enforceability of the Agreement, the Series B-1 Certificate or the Subsequent Certificates other than such as may already have been received.

     7.     As of the date hereof, the Company has validly reserved the Initial Preferred Shares, any Additional Preferred Shares that may be issuable under the Agreement, and that number of shares of Common Stock equal to the Registrable Number (as determined as if the Required Registration Statement were filed as of the date this opinion is delivered).  When issued to Fletcher against payment therefor, each Investment Security: (i) will have been duly and validly authorized, duly and validly issued, fully paid and non-assessable; (ii) will be free and clear of any options, pledges, security interests, voting trust or similar arrangements, liens, claims, charges or other encumbrances or restrictions on voting or transfer; and (iii) will not have been issued or sold in violation of, or be subject to, any preemptive or other similar rights of any person.

     8.     Assuming the accuracy of the representations and warranties and due compliance with the covenants and agreements of Fletcher contained in the Agreement, the offer and sale of the Investment Securities and the Fletcher Rights to Fletcher do not require registration under the Securities Act or any state securities law.

K-2

Schedule 4(g)

1)     Options Outstanding as of May 26, 2004

Range of Exercise Prices			Number Outstanding as of 5/26/2004	Weighted Average Remaining Contractural Life	Weighted Average Exercise Price	Number Exerciseable as of 5/26/2004	Weighted Average Exercise Price

$1.7300	-	$2.2900	103,943	5.85	$1.8611	103,943	$1.8611
$4.1200	-	$7.3000	518,123	8.41	$4.9370	347,408	$4.6174
$7.3900	-	$7.3900	1,035,062	5.85	$7.3900	1,034,005	$7.3900
$7.5500	-	$8.3000	1,090,973	8.76	$7.8451	340,929	$7.9071
$8.3900	-	$11.0000	227,491	7.07	$9.3928	167,571	$9.5601
$1.7300	-	$11.0000	2,975,592	7.46	$7.0897	1,993,856	$6.8895

2)     Common shares due to Embark based on earn out clause

Number Outstanding as of 5/26/04

9,128

Schedule 20(b)

Account Name:	Princeton Review Products LLC
Account Address:	2315 Broadway, New York, NY 10024
Bank Name:	JP Morgan Chase
Bank Address:	1166 Ave of the Americas, New York, NY 10010
Account Number:	32307789
ABA/Routing Number:	021000021